Exhibit 99.1

June 2012

1

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; oversupply of inventory and continued deterioration in values of real estate in California and other states where our bank makes loans, both residential and commercial; a prolonged slowdown in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, business and consumer credit, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; the availability and effectiveness of hedging instruments and strategies; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes; threats to the stability and security of our technology hardware and software, and to the stability and security of any related vendor or customer hardware and software; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effects on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2011, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

2

CVB Financial Corp. (CVBF)

Total Assets: $6.5 Billion

Gross Loans: $3.5 Billion

Total Deposits (Including Repos): $5.2 Billion

Total Equity: $730 Million

Southern Largest financial California. institution Founded headquartered in 1974. in the Inland Empire region of

Serves centers 40 throughout cities with the 42 Inland business Empire, financial LA County, centers Orange and 5 commercial County and banking the Central Valley of California

Average Cost of Deposits = 0.14%

Significant equity ownership board of directors: approximately 16%

3

Source: Q1 2012 earnings release & company filings. *non-covered loans

Experienced Leadership

Name Position Banking CVBF

Experience Service

Christopher D. Myers President & CEO 28 Years 6 Years

Executive Vice President

Richard C. Thomas 2 Years 1 Year

Chief Financial Officer

Executive Vice President

James F. Dowd 35 Years 4 Years

Chief Credit Officer

Executive Vice President

David C. Harvey 22 Years 2 Years

Chief Operations Officer

Executive Vice President

David A. Brager 24 Years 9 Years

Sales Division

Executive Vice President

R. Daniel Banis 30 Years New

CitizensTrust

Executive Vice President

Yamynn DeAngelis 32 Years 24 Years

Chief Risk Officer

4

Who is…

CVB Financial Corp.

5

Largest Banks HeadQuartered in California

In millions

Rank Name Asset Size (3/31/12)

1	Wells Fargo $1,333,799
2	Union Bank $92,323
3	Bank of the West $62,343
4	First Republic Bank $29,719
5	OneWest Bank $25,010
6	City National Bank $24,038
7	East West Bank $21,750
8	SVB Financial $20,818

9 Cathay Bank $10,557

10 CVB Financial Corp $6,506

11 Pacific Capital Bank $5,846

12 Pacific Western Bank $5,448

13 Westamerica Bank $5,060

14 Farmers & Merchants of Long Beach $4,769

Bank Accomplishments & Ratings

140 Consecutive Quarters of Profitability

90 Consecutive Quarters of Cash Dividends

#11 Forbes Magazine Best Banks (December 2011)

BauerFinancial Report

Five Star Rating (September 2011)

Fitch Rating

BBB (October 2011)

7

Our Markets

8

Existing Locations

42 Business Financial Centers

5	Commercial Banking Centers

Commercial Banking Centers

Business Financial Centers

Deposits*

# of Center Total Deposits Total Deposits

(000’s) Locations (3/31/11) (3/31/12)

Los Angeles County 17 $1,964,976 $1,932,495

Inland Empire

(Riverside & San Bernardino Counties) 11 $1,553,109 $1,617,447

Central Valley 11 $773,627 $817,461

Orange County 8 $572,407 $545,356

Other 0 $199,579 $244,916

Total 47 $5,063,698 $5,157,675

Average Cost of Deposits 0.27% 0.17%

*Includes Customer Repurchase Agreements

Deposit Cost Comparison

3.00%

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2010 2010 2010 2010 2011 2011 2011 2011 2012

CVBF Peers

Source: Q1 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA 11 banks with assets $2—$25 billion.

Service Charge Income*

3	Months 3 Months %

3/31/2012 3/31/2011 Change

Service Charges on Deposit Accounts $4,124,231 $3,723,296 10.77%

Service Charges/Total Deposits (Annualized) 0.32% 0.30%

Average Cost of Deposits 0.17% 0.27%

*Includes Customer Repurchase Agreements

Total Loans as of 3/31/2012

Non-Covered Covered Total

(000’s) Loans Loans* Loans* %

Los Angeles County $1,115,483 $14,858 $1,130,341 32.32%

Central Valley $586,531 $238,542 $807,241 23.59%

Inland Empire $633,955 $2,604 $636,559 18.20%

(Riverside & San Bernardino Counties)

Orange County $480,771 $113 $480,884 13.75%

Other $375,406 $48,927 $442,165 12.13%

Total $3,192,146 $305,044 $3,497,190 100%

*Prior to MTM discount and loan loss reserve

(Includes loans Held for Sale)

Total Non-Covered Loans

(000’s)

$3,800,000

$515 million

$3,600,000

$3,400,000

$193 million

$3,200,000

$3,000,000

$2,800,000

$2,600,000

$2,400,000

$2,200,000

$2,000,000

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2009 2010 2011 2012

Adjusted Non-Covered Loans*

*Removed Mortgage Pools and Construction Loans

Loan Portfolio Composition*

Total Loans by Type

Municipal Lease Finance Receivables

3.6%

Consumer

Auto & Equipment 0.5%

1.6%

SFR Mortgage

Dairy, Livestock & Agribusiness

5.2%

9.1%

Commercial & Industrial

15.6%

Commercial RE

Construction RE

Non-Owner Occupied

2.1%

40.0%

Commercial RE

Owner Occupied 22.3%

Source: Q1 2012 earnings release & company reports | *Non-covered loans

Dairy & Livestock 12/31/11

Number of Total

Territory Loan Loan

Outstandings Outstandings

Central Valley 74 $148,391

Inland Empire 57 $63,333

Idaho 21 $60,321

New Mexico 19 $38,212

Washington 15 $22,339

Other Areas 12 $10,953

Total 198 $343,549

Dairy: Real Estate 62 $151,714

Grand Total 260 $495,263 (000’s)

Total Covered Loans

(000’s)

$800,000

$700,000 $184 million

$600,000

$500,000

$400,000

$59.3 million

$300,000

$200,000

$100,000

$-

Q4 2009 Q1 2010 Q2 Q3 Q4 Q1 2011 Q2 Q3 Q4 Q1 2012

Net of Discount

Includes Loans Held for Sale

Non-Performing Assets Non-Covered

(000’s)

$180,000

$160,000

$140,000

$120,000

$100,000

$80,000

$60,000

$40,000

$20,000

$-

Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012

Non-Performing Loans OREO

Loan Loss Allowance/ Charge-Offs —Non-Covered—

3.75%

3.50%

3.25%

3.00%

2.75%

2.50%

2.25%

2.00%

1.75%

1.50%

1.25%

1.00%

0.75%

0.50%

0.25%

0.00%

-0.25% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2007 2008 2009 2010 2011 2012

Allowance to Non-Covered Loans

Net Charge-Offs / Average Loans (Non-Covered)

Classified Loans Non-Covered

(000’s)

$700,000

$600,000

$500,000

$400,000

$300,000

$200,000

$100,000

$-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2009 2010 2011 2012

Superior Credit QualityTexas Ratio

90.0%

80.0%

70.0%

60.0%

50.0%

40.0%

30.0%

20.0%

10.0%

0.0%

2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2010 2011 2012

CVBF Peer

NPA’s/Loans & OREO

Non-Covered

7.00%

6.00%

5.00%

4.00%

3.00%

2.00%

1.00%

0.00%

2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2010 2011 2012

CVBF Peer

??CVBF’s strong loan underwriting culture has limited its exposure to problem credits

??Continued profitability has allowed CVB to build its capital base and reserves for loan losses.

Source: Q1 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion.

Profits

Net Income

$87.4 Million

$22,500

$20,000

$17,500

$15,000

$12,500

$10,000

$7,500

$5,000

$2,500

$-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

(000’s) 2007 2008 2009 2010 2011 2012

Net Income After Taxes

Earnings

(000’s) 2008 2009 2010 2011 3/31/2012

Net Interest Income $193,679 $222,264 $259,317 $234,681 $58,602

Provision for Credit Losses ($26,600) ($80,500) ($61,200) ($7,068) $0

Other Operating

Income/Expenses (Net) ($81,331) ($52,515) ($111,378) ($106,809) ($24,956)

Income Taxes ($22,675) ($23,830) ($23,804) ($39,071) ($11,378)

Net Profit After Tax $63,073 $65,419 $62,935 $81,733 $22,268

Net Interest Margin

4.25%

4.00%

3.75%

3.50%

3.25%

3.00%

2.75%

2.50%

2.25%

2.00%

1.75%

1.50%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2007 2008 2009 2010 2011 2012

Normalized*

*Normalized excludes accelerated accretion on covered loans

Peer Profitability Metrics

Return on Average Assets

1.50%

1.00%

0.50%

CVBF

0.00%

2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Peer

-0.50% 2010 2010 2010 2010 2011 2011 2011 2011 2012

-1.00%

-1.50%

Return on Average Tangible Equity

20.00%

15.00%

10.00%

5.00%

0.00%

2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

-5.00% 2010 2010 2010 2010 2011 2011 2011 2011 2012

-10.00%

-15.00%

Net Interest Margin

5.00%

4.50%

4.00%

3.50%

3.00%

2.50% CVBF

2.00% Peer

1.50%

1.00%

0.50%

0.00%

2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2010 2010 2010 2010 2011 2011 2011 2011 2012

Source: Q1 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion.

Capital

Capital Ratios

Regulatory Regulatory March 31, 2012

Minimum Ratio Well-Capitalized Ratio

Tier 1 Risk-based Capital Ratio 4.0% 6.0% 18.18%

Total Risk-based Capital Ratio 8.0% 10.0% 19.44%

Tier 1 Leverage Ratio 4.0% 5.0% 11.35%

Tangible Capital Ratio 4.0% 5.0% 10.38%

Core Tier 1 Capital Ratio 15.57%

Tier 1 Capital Ratio

18.00%

16.00%

14.00%

12.00%

10.00% CVBF

8.00% Peer

6.00%

4.00%

2.00%

2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2010 2011 2012

Total Risk – Based Capital Ratio

20.00%

18.00%

16.00%

14.00%

12.00%

10.00%

8.00%

6.00%

4.00%

2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2010 2011 2012

Tangible Common Equity/Tangible Assets

11.00%

10.00%

9.00%

8.00%

7.00%

CVBF

6.00%

Peer

5.00%

4.00%

3.00%

2.00%

2007 2008 2009 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2010 2011 2012

Source: Q1 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion

Securities/Investments

Securities Portfolio*

—$2.4 Billion—

Trust Preferred

0.4%

CMO Municipal Bonds

Yield on securities 31.1% 27.3%

portfolio = 3.03%

Government Agency &

GSEs

1.6%

MBS

39.6%

Securities portfolio totaled $2.4 billion at 3/31/2012. The portfolio represents 36.5% of the Bank’s total assets

Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the guarantee of the U.S. government. 99% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 6 % of the municipal bond portfolio

*Securities Available For Sale

Source: Q1 2012 earnings release. As of 03/31/2012 securities held-to-maturity were valued at approximately $2.3 million | Yield on securities represents the fully taxable equivalent

Securities Portfolio* $2.4 Billion Mark-to-Market (Pre-tax)

(000’s)

$90,000

$80,000

$71,425

$70,000

$60,000

$50,000

$40,000

$30,000

$20,000

$10,000

$0

Mar 09 Jun 09 Sep 09 Dec 09 Mar 10 Jun 10 Sep 10 Dec 10 Mar 11 Jun 11 Sep 11 Dec 11 Mar 12

*Securities Available For Sale

CVBF Assets

12/31/06

$6.1 Billion

42.4%

49.9% Securities

Loans

3/31/12

Fed Balance* $6.5 Billion

0.7% 2.4%

Goodwill & Intangibles 4.6% Securities

Other 51.3% 36.5%

Loans

Fed Balance*

2.8%

8.5%

Goodwill & Intangibles 0.9% Other

*Includes overnight funds held at the Federal Reserve, due from Correspondent Banks, other short-term money market accounts or certificates of deposit

CVBF Liabilities

12/31/06

$5.7 Billion

Jr. Subordinated

1.9% Debentures

BORROWINGS

36.0%

3/31/12

$5.8 Billion

0.7% 61.4% BORROWINGS Jr. Subordinated

Other Liabilities TOTAL DEPOSITS* 7.80% 1.90% Debentures

Other 1.00%

Liabilities

89.30%

*Includes Customer Repurchase Agreements TOTAL DEPOSITS*

Our Growth Strategy

Our Vision

Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer

The best privately-held and/or family-owned businesses throughout California

— Annual revenues of $1-200 million

— Top 25% in their respective industry

— Full relationship banking

— Build 20-year relationships

Three Areas of Growth

Same Store DeNovo

Sales

Acquisitions

—Banks— —Trust—

Acquisition Strategy

—Banks—

• Conventional M&A

• Target size: $200 million to $2 billion in assets

• Financial & Strategic

• In-market and/or adjacent geographic market

(California only)

—Trust/Investment—

• Target size: AUM of $200 million to $1 billion

• In California

Our ‘Critical Few’• Quality Loan Growth

• Non-Interest Bearing Deposit Growth

• Non-Interest Income Growth

• Expense Control

• Grow Through Acquisition

Total Loans*

(000’s)

$4,250,000

$4,000,000

$3,750,000

$3,500,000

$3,250,000

$3,000,000

$2,750,000

$2,500,000

$2,250,000

$2,000,000

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2007 2008 2009 2010 2011 2012

*Total Loans net of SJB purchase discount

Non-Interest Bearing Deposits

$2,200,000

$2,000,000

$1,800,000

$1,600,000

$1,400,000

$1,200,000

$1,000,000

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

(000’s) 2007 2008 2009 2010 2011 2012

Non-Interest Income*

$9,500

$9,000

$8,500

$8,000

$7,500

$7,000

$6,500

$6,000

$5,500

$5,000

(000’s) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2007 2008 2009 2010 2011 2012

*Net of Loss/Gain on OREO and Investment Securities Sales

Expenses

2009 2010 2011 Q1 2012

(000’s) Annualized

Salaries and Employee Benefits $62,985 $69,419 $69,993 $67,251

Promotion & Entertainment $6,528 $6,084 $4,977 $5,031

Supplies $2,989 $3,314 $2,558 $2,369

Software Licenses & Maintenance $2,320 $5,031 $3,669 $3,656

Professional Services $6,965 $13,308 $15,031 $8,008

OREO Expense $1,211 $7,490 $6,729 $2,936

Other $50,588 $63,846 $38,068 $32,260

TOTAL: $133,586 $168,492 $141,025 $121,512

Our Strategic Focus• Strong Capital position

• Strong, disciplined credit underwriting/credit culture

• Drive low-cost, sustainable deposits

• Multiple forms of growth (don’t depend on one)

• Same Store Sales

• DeNovo

• Acquisitions

• Cross-sell: capture the whole wallet

• Build new Fee Income opportunities

• Long-term outlook

Copy of Presentation: www.cbbank.com